UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

 COMPANIES

Investment Company Act file number_811-21357

_Franklin Limited Duration Income Trust

(Exact name of registrant as specified in charter)

_One Franklin Parkway, San Mateo, CA 94403-1906

Address of principal executive offices)        (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: (650) 312-2000

Date of fiscal year end: 3/31

Date of reporting period: 3/31/16

Item 1. Reports to Stockholders.

FRANKLIN TEMPLETON INVESTMENTS

Annual Report
March 31, 2016

Franklin Limited Duration Income Trust

Contents

Annual Report
Franklin Limited Duration Income Trust	2
Performance Summary	6
Financial Highlights and Statement of Investments	7
FinancialStatements	21
Notes to Financial Statements	24
Report of Independent Registered
Public Accounting Firm	32
Tax Information	33
Annual Meeting of Shareholders	34
Dividend Reinvestment Plan	35
Board Members and Officers	37
Shareholder Information	42

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Annual Report

Franklin Limited Duration Income Trust

Dear Shareholder:

This annual report for Franklin Limited Duration Income Trust covers the fiscal year ended March 31, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks to provide high, current income, with a secondary objective of capital appreciation to the extent possible and consistent with the Fund’s primary objective, through a portfolio consisting primarily of high yield corporate bonds, floating rate corporate loans and mortgage- and other asset-backed securities.

Performance Overview

For the 12 months under review, the Fund had cumulative total returns of -5.44% based on net asset value and -0.44% based on market price. Net asset value decreased from $13.87 per share on March 31, 2015, to $12.38 at period-end, and the market price decreased from $12.17 to $11.34 over the same period. You can find the Fund’s long-term performance data in the Performance Summary on page 6.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Economic and Market Overview

The U.S. economy grew moderately during the 12 months under review amid healthy consumer spending. The economy strengthened in the second quarter, but moderated in the third and fourth quarters of 2015 as exports slowed and state and local governments reduced their spending. Manufacturing activities expanded in the first half of the review period, but contracted in the second half, while the service activities expanded during throughout the 12-month period. Growth in services contributed to new jobs and helped the unemployment rate decrease to 5.0% at period-end.1 Housing market data were generally positive as existing and pending home sales as well as home prices rose amid low mortgage rates, while new home sales declined. Retail sales grew modestly, driven by automobile and auto component sales. Inflation, as measured by the Consumer Price Index, remained subdued during the period and fell sharply toward period-end led by lower energy prices.

After maintaining a near-zero interest rate for seven years to support the U.S. economy’s recovery, the Federal Reserve (Fed) raised its target range for the federal funds rate to 0.25%–0.50% at its December meeting and maintained the rate through period-end. At the time of the increase, policymakers cited the labor market’s considerable improvement and were reasonably confident that inflation would move back to the Fed’s 2% medium-term objective. The Fed kept interest rates unchanged at its March meeting and indicated that it would monitor global economic and financial developments and their implications on the labor market and track their actual and expected progression towards its employment and inflation goals.

The 10-year Treasury yield, which moves inversely to price, shifted throughout the period. It began at a low of 1.94% on March 31, 2015, rose to a high of 2.50% in June and remained relatively high through the rest of 2015, based partly on upbeat domestic and eurozone economic data as well as the Fed’s interest rate increase. However, the yield declined in 2016 and ended the period at 1.78% due to global growth concerns, declining oil and commodity prices and weakness in China’s economy.

Investment Strategy

We invest in a diversified mix of fixed income securities, primarily high yield corporate bonds, senior secured floating rate corporate loans, and mortgage- and other asset-backed securities. Our top-down analysis of macroeconomic trends combined with a bottom-up analysis of market sectors, industries and issuers drives our investment process. We seek to maintain a limited duration, or interest rate sensitivity, to moderate the impact that fluctuating interest rates might have on the Fund’s fixed income portfolio. Within the corporate bond and corporate loan sectors, we seek securities trading at reasonable valuations from issuers with characteristics such as strong market positions, stable cash flows, reasonable capital

1. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

TheSOIbeginsonpage8.

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Dividend Distributions*
4/1/15–3/31/16
Dividend per
Month	Common Share (cents)
April	6.20
May	6.20
June	6.20
July	6.20
August	6.20
September	6.20
October	6.20
November	6.20
December	6.20
January	6.20
February	6.20
March	6.20
Total	74.4
*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. All
Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

structures, supportive asset values, strong sponsorship and improving credit fundamentals. In the mortgage- and other asset-backed securities sector, we look to capture an attractive income stream and total return through our analysis of security prepayment assumptions, potential pricing inefficiencies and underlying collateral characteristics.

Manager’s Discussion

Performance of the Fund’s primary asset classes was negative over the annual review, although results between the individual asset classes varied fairly widely. The U.S. economy continued to grow over the past 12 months, however, growth generally remained below levels seen in recent expansive periods. Although unemployment remained low and consumer spending rebounded to prerecession levels, the average American worker faced challenges as wage growth remained muted. Moreover, the relatively strong U.S. dollar and declining performance of key trading partners, such as Japan, China and Europe, weighed on U.S. export activity and manufacturing companies. The Fed raised interest rates in December 2015, acknowledging that progress had been made in restoring the strength of the economy, while inflation continued to run below its longer term objective. Consequently, the Fed’s monetary policy remained accommodative and the process of raising rates will likely proceed gradually.

The broader stock market, as measured by the Standard & Poor’s® 500 Index, returned +1.78% over the 12-month period.2 The treasury curve flattened as short-term yields increased and longer term yields generally contracted. The 10-year U.S. Treasury fell from 1.94% at the beginning of the period to 1.78% at period-end, which benefited assets with a high degree of rate sensitivity. In this environment, mortgage-backed securities, as measured by the Barclays U.S. Mortgage-Backed Securities (MBS) Fixed Rate Index (MBS Index), returned +2.44%.2 Leveraged loans had a -1.11% total return as measured by the Credit Suisse (CS) Leveraged Loan Index (LLI Index), while high yield corporate bonds had a -4.46% total return as measured by the CS High Yield Index (HY Index).3 Over the course of the year we reduced our exposure in mortgage-backed securities in favor of other asset-backed securities. Our exposure to high yield corporates and bank loans did not change materially.

High Yield Corporate Bonds

High yield corporate bonds declined during the period as spreads versus treasuries widened. The decline was primarily due to weakness in the energy and metals and mining sectors, whereas most of the remaining sectors performed well despite the current slow-growth environment. The prolonged period of low rates encouraged certain companies to engage in shareholder friendly activities, which included issuing dividends and conducting share-buybacks, a trend we continue to watch closely. Although the default rate increased due to the energy and metals and mining sectors, defaults in other commodity-related sectors remained subdued. Consequently, based on expectations for continued moderate economic growth and spread levels that were above the historical average, we remained constructive and continued to maintain a somewhat neutral positioning in high yield corporate bonds relative to our benchmark.

Floating Rate Corporate Loans

Although technical conditions in the loan market were supportive at the beginning of the period, further declines in

2. Source: Morningstar.
3. Source: Credit Suisse Group.
The indexes are unmanaged and include reinvestment of income and distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN LIMITED DURATION INCOME TRUST

commodity prices led to heightened loan retail vehicle outflows and slower issuance of collateralized loan obligations (CLOs), which contributed to significant volatility. Investor concerns led to more support for loans with higher credit ratings, while more cyclical and lower rated issuers declined to more discounted levels versus par. Although investor sentiment improved toward period-end and supported a rebound in loan prices, the rally did not offset principal declines over the year.

Issuance of new CLOs began the period at a relatively strong pace, but slowed as the period progressed. Volatility in the capital markets contributed to weaker CLO performance in the secondary market, which increased liability costs for new CLOs. Arrangers also faced heightened challenges raising equity for new vehicles, as some investors were concerned about potential worsening in credit conditions. Moreover, concerns about the pace of monetary policy tightening led many investors to redeem funds from retail vehicles, despite the Fed’s decision to raise its benchmark rate during the period. Consequently, a combination of outflows and principal losses led assets under management of loan retail vehicles to shrink further from its peak in early 2014.

Portfolio Breakdown

Based on Total Investments as of 3/31/16*

*Total investments include long-term and short-term investments and exclude preferred stock issued by the Fund and other financial leverage.

**Includes collateralized loan obligations.

***Rounds to less than 0.1% of net assets.

Amid weaker conditions in the market, new issuance remained subdued. Refinancing activity was lower than in prior years as loan prices remained at relatively steep discounts, which helped to restrain repricing transactions. However, a higher percentage of issuance was related to mergers and acquisitions. Consistent with stronger demand for loans with higher credit ratings, loans rated BB or higher comprised a larger portion of primary activity.

Although the default rate by principal amount declined during the period after a large electrical utility default from the prior year fell out of the calculation, the rate increased toward the period-end as issuers within commodity sectors filed for bankruptcy. Additionally, the weaker environment contributed to lower recovery values for defaulted issuers, as measured by the price of the loan 30 days after the event of default.

Mortgage-Backed and Asset-Backed Securities

High-quality securitized sectors performed well during the period. Agency MBS, asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) all produced positive total returns and outperformed high yield corporate bonds and corporate loans.

In our view, agency MBS valuations remained fully valued, but the Fed’s continued reinvestment of principal proceeds back into agency MBS and low supply provided positive support for the sector. Without the Fed’s support, MBS would be more vulnerable to supply shocks until alternative demand sources emerged. Banks, mortgage real estate investment trusts, overseas investors and domestic money managers are possible sources, but would need to increase their allocation to the sector to compensate for the Fed’s reduced presence in the MBS sector. As we move closer to the Fed ceasing reinvestment, coupled with tight spreads, we expect higher MBS volatility. Although recent lower mortgage rates could increase prepayments, overall prepayment expectations remain anchored and we anticipate they should moderate with mortgage rates staying range bound and underwriting standards remaining tight.

In agency MBS, the portfolio’s mortgage exposure had the heaviest allocation to 3.5% and 4.0% coupon securities. We remained allocated to the CMBS sector and ABS sector in securities we viewed as fundamentally sound bonds trading at attractive valuations.

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FRANKLIN LIMITED DURATION INCOME TRUST

Thank you for your continued participation in Franklin Limited Duration Income Trust. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no
representation or warranty as to their completeness or accuracy.
Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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FRANKLIN LIMITED DURATION INCOME TRUST

Performance Summary as of March 31, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gains distributions, if any, or any realized gains on the sale of Fund shares.

Share Price
Symbol:FTF			3/31/16	3/31/15		Change
Net Asset Value (NAV)			$12.38	$13.87	-$	1.49
Market Price (NYSE)			$11.34	$12.17	-$	0.83

Distributions[1] (4/1/15–3/31/16)
			Dividend
			Income
			$0.7440

Performance[2]
	Cumulative Total Return[3]					Average Annual Total Return[3]
	Based on		Based on			Based on	Based on
	NAV[4]		market price[5]			NAV[4]	market price[5]
1-Year5, 4	-5.44%		-0.44%			-5.44%	-0.44%
5-Year	+22.00%	+	21.87%		+	4.06%	+4.04%
10-Year	+76.82%	+	89.54%		+	5.87%	+6.60%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

All investments involve risks, including possible loss of principal. Interest rate movements and mortgage prepayments will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Investments in lower rated bonds include higher risk of default and loss of principal. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. Figures are for common shares. As of 3/31/16, the Fund had leverage in the amount of 32.90% of the Fund’s total portfolio. The Fund employs leverage through the issuance of Auction Preferred Shares and purchase of Mortgage Dollar Rolls. The use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares). The cost of leverage rises and falls with changes in short-term interest rates. Such increases/decreases in the cost of the Fund’s leverage may be offset by increased/decreased income from the Fund’s floating rate investments.
3. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
4. Assumes reinvestment of distributions based on net asset value.
5. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.

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Financial Highlights
		Year Ended March 31,
	2016	2015	2014	2013	2012
Per common share operating performance
(for a common share outstanding throughout the year)
Net asset value, beginning of year	$13.87	$14.36	$14.30	$13.82	$14.01
Income from investment operations:
Net investment income[a]	0.72	0.73	0.80	0.90	0.92
Net realized and unrealized gains (losses)	(1.41)	(0.33)	0.20	0.62	(0.04)
Dividends to preferred shareholders from net investment income .	(0.06)	(0.06)	(0.06)	(0.05)	(0.05)
Total from investment operations	(0.75)	0.34	0.94	1.47	0.83
Less distributions to common shareholders from net investment
income.	(0.74)	(0.83)	(0.88)	(0.99)	(1.02)
Net asset value, end of year.	$12.38	$13.87	$14.36	$14.30	$13.82
Market value, end of year[b]	$11.34	$12.17	$13.05	$14.82	$14.01

Total return (based on market value per share)	(0.44)%	(0.35)%	(5.85)%	13.41%	15.03%

Ratios to average net assets applicable to
common shares[c]
Expenses	1.16%[d,e]	1.14%[d,e]	1.12%[d,e]	1.13%	1.15%
Net investment income	5.52%	5.14%	5.65%	6.44%	6.73%

Supplemental data
Net assets applicable to common shares, end of year (000’s)	$332,132	$372,080	$385,388	$383,632	$370,095
Portfolio turnover rate	270.16%	289.67%	318.57%	295.39%	302.18%
Portfolio turnover rate excluding mortgage dollar rolls[f]	81.78%	92.15%	137.85%	106.42%	106.49%
Asset coverage per preferred share	$75,991	$76,665	$78,686	$79,157	$77,796
Liquidation preference per preferred share	$25,000	$25,000	$25,000	$25,000	$25,000

aBased on average daily common shares outstanding.
bBased on the last sale on the NYSE MKT.
cBased on income and expenses applicable to both common and preferred shares.
dBenefit of expense reduction rounds to less than 0.01%.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fSee Note Note 1(e) regarding mortgage dollar rolls.

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FRANKLIN LIMITED DURATION INCOME TRUST

Statement of Investments, March 31, 2016
	Country	Shares	Value

Common Stocks (Cost $167,184) 0.0%†
Transportation 0.0%†
[a,b] CEVA Holdings LLC	United Kingdom	112	$44,856

Convertible Preferred Stocks 0.0%†
Transportation 0.0%†
[a,b] CEVA Holdings LLC, cvt. pfd., A-1.	United Kingdom	6	3,150
[a,b] CEVA Holdings LLC, cvt. pfd., A-2.	United Kingdom	243	97,100
Total Convertible Preferred Stocks (Cost $369,948)			100,250

		Principal
		Amount*

Corporate Bonds 50.3%
Automobiles & Components 1.2%
Fiat Chrysler Automobiles NV, 4.50%, 4/15/20	United Kingdom	2,000,000	2,000,000
The Goodyear Tire & Rubber Co.,
senior note, 6.50%, 3/01/21	United States	1,500,000	1,580,625
senior note, 5.125%, 11/15/23	United States	300,000	308,250
			3,888,875
Banks 2.8%
[c] Bank of America Corp., junior sub. bond, M, 8.125% to 5/15/18, FRN
thereafter, Perpetual	United States	2,500,000	2,465,625
CIT Group Inc.,
4.25%, 8/15/17	United States	1,500,000	1,530,165
senior note, 5.00%, 5/15/17	United States	500,000	510,000
[d]senior note, 144A, 6.625%, 4/01/18	United States	500,000	526,875
[c] Citigroup Inc., junior sub. bond, M, 6.30% to 5/15/24, FRN thereafter,
Perpetual	United States	1,300,000	1,250,253
[c] JPMorgan Chase & Co.,
junior sub. bond, R, 6.00% to 8/01/23, FRN thereafter, Perpetual	United States	1,500,000	1,513,500
junior sub. bond, V, 5.00% to 7/30/19, FRN thereafter, Perpetual	United States	500,000	478,125
Royal Bank of Scotland Group PLC, sub. note, 6.125%, 12/15/22	United Kingdom	1,000,000	1,062,980
			9,337,523
Capital Goods 0.8%
[d] Bombardier Inc., senior bond, 144A, 7.50%, 3/15/25	Canada	2,000,000	1,530,000
TransDigm Inc.,
senior sub. bond, 6.50%, 5/15/25	United States	500,000	490,625
senior sub. note, 6.00%, 7/15/22	United States	500,000	500,625
			2,521,250
Commercial & Professional Services 0.2%
[d] Acosta Inc., senior note, 144A, 7.75%, 10/01/22	United States	700,000	651,000
Consumer Durables & Apparel 1.2%
KB Home,
senior note, 4.75%, 5/15/19	United States	1,100,000	1,101,375
senior note, 7.00%, 12/15/21	United States	1,100,000	1,105,500
[d] Taylor Morrison Communities Inc./Monarch Communities Inc.,
senior note, 144A, 5.25%, 4/15/21	United States	800,000	788,000
senior note, 144A, 5.875%, 4/15/23	United States	1,000,000	965,000
			3,959,875

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STATEMENT OF INVESTMENTS

		Principal
	Country	Amount*	Value

Corporate Bonds (continued)
Consumer Services 2.6%
[d] 1011778 BC ULC/New Red Finance Inc.,
secured note, second lien, 144A, 6.00%, 4/01/22	Canada	1,200,000	$1,251,000
senior secured note, first lien, 144A, 4.625%, 1/15/22	Canada	600,000	612,000
[d] 24 Hour Holdings III LLC, senior note, 144A, 8.00%, 6/01/22	United States	1,000,000	817,500
[d] International Game Technology PLC, senior note, 144A, 5.625%, 2/15/20	United States	2,000,000	2,085,000
[d] Landry’s Inc., senior note, 144A, 9.375%, 5/01/20.	United States	1,000,000	1,055,000
MGM Resorts International, senior note, 8.625%, 2/01/19	United States	1,000,000	1,142,500
[d] Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., senior bond, 144A,
5.50%, 3/01/25	United States	900,000	851,625
[d] Wynn Macau Ltd., senior note, 144A, 5.25%, 10/15/21	Macau	800,000	762,000
			8,576,625
Diversified Financials 3.1%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust,
senior note, 4.25%, 7/01/20	Netherlands	1,300,000	1,315,906
senior note, 4.625%, 10/30/20	Netherlands	600,000	616,413
senior note, 5.00%, 10/01/21	Netherlands	600,000	627,090
Ally Financial Inc., senior note, 6.25%, 12/01/17	United States	1,500,000	1,567,500
Deutsche Bank AG, sub. bond, 4.296% to 5/24/23, FRN thereafter, 5/24/28	Germany	1,000,000	862,100
E*TRADE Financial Corp.,
senior note, 5.375%, 11/15/22	United States	400,000	423,500
senior note, 4.625%, 9/15/23	United States	500,000	501,250
[d] Lincoln Finance Ltd., senior secured note, 144A, 7.375%, 4/15/21	Netherlands	1,000,000	1,042,500
Navient Corp.,
senior note, 8.45%, 6/15/18	United States	1,000,000	1,075,000
senior note, 5.50%, 1/15/19	United States	1,100,000	1,086,250
senior note, 5.00%, 10/26/20	United States	300,000	273,000
senior note, 5.875%, 3/25/21	United States	200,000	181,750
[d] OneMain Financial Holdings Inc., senior note, 144A, 7.25%, 12/15/21	United States	800,000	800,000
			10,372,259
Energy 5.8%
BreitBurn Energy Partners LP/BreitBurn Finance Corp., senior bond, 7.875%,
4/15/22	United States	1,500,000	157,500
California Resources Corp.,
[d]secured note, second lien, 144A, 8.00%, 12/15/22	United States	924,000	358,050
senior note, 5.50%, 9/15/21	United States	345,000	77,625
Calumet Specialty Products Partners LP/Calumet Finance Corp., senior note,
7.75%, 4/15/23	United States	1,000,000	695,000
CGG SA, senior note, 6.875%, 1/15/22	France	1,200,000	492,000
CHC Helicopter SA, senior secured note, first lien, 9.25%, 10/15/20	Canada	2,001,600	855,684
[d] Chesapeake Energy Corp., secured note, second lien, 144A, 8.00%, 12/15/22.	United States	1,597,000	782,530
Clayton Williams Energy Inc., senior note, 7.75%, 4/01/19	United States	900,000	454,500
Compressco Partners LP/Finance Corp., senior note, 7.25%, 8/15/22	United States	400,000	281,000
CONSOL Energy Inc.,
senior note, 5.875%, 4/15/22	United States	1,100,000	798,182
senior note, 8.00%, 4/01/23	United States	900,000	676,980
[d] Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.,
senior note, 144A, 6.25%, 4/01/23	United States	1,500,000	1,121,250
Energy Transfer Equity LP, senior note, first lien, 7.50%, 10/15/20	United States	2,500,000	2,418,750
Energy XXI Gulf Coast Inc.,
senior note, 7.50%, 12/15/21	United States	600,000	22,500
[d]senior secured note, second lien, 144A, 11.00%, 3/15/20	United States	500,000	72,500

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STATEMENT OF INVESTMENTS

		Principal
	Country	Amount*	Value

Corporate Bonds (continued)
Energy (continued)
[d] EnQuest PLC, senior note, 144A, 7.00%, 4/15/22	United Kingdom	1,000,000	$450,000
[e] EPL Oil & Gas Inc., senior note, 8.25%, 2/15/18	United States	1,000,000	50,625
[d] Ferrellgas LP/Ferrellgas Finance Corp., senior note, 144A, 6.75%, 6/15/23	United States	1,100,000	970,750
[e] Halcon Resources Corp.,
senior note, 9.75%, 7/15/20	United States	100,000	18,250
senior note, 8.875%, 5/15/21	United States	1,000,000	180,000
[d]senior secured note, third lien, 144A, 13.00%, 2/15/22	United States	650,000	196,625
[d,e,f] Linn Energy LLC/Finance Corp., senior secured note, second lien, 144A,
12.00%, 12/15/20	United States	1,500,000	213,750
Martin Midstream Partners LP/Martin Midstream Finance Corp., senior note,
7.25%, 2/15/21	United States	1,400,000	1,221,500
Memorial Resource Development Corp., senior note, 5.875%, 7/01/22	United States	700,000	595,000
Midstates Petroleum Co. Inc./LLC, senior note, 9.25%, 6/01/21.	United States	800,000	38,000
[d] Murray Energy Corp., secured note, second lien, 144A, 11.25%, 4/15/21.	United States	800,000	108,000
[d,e,f] Peabody Energy Corp., secured note, second lien, 144A, 10.00%, 3/15/22	United States	2,500,000	200,000
Penn Virginia Corp., senior note, 8.50%, 5/01/20	United States	300,000	39,000
QEP Resources Inc., senior bond, 5.25%, 5/01/23	United States	800,000	700,000
Regency Energy Partners LP/Regency Energy Finance Corp.,
senior note, 5.875%, 3/01/22	United States	200,000	194,631
senior note, 5.00%, 10/01/22	United States	500,000	470,779
Sabine Pass Liquefaction LLC, first lien, 5.625%, 2/01/21	United States	2,000,000	1,932,500
Sanchez Energy Corp.,
senior note, 7.75%, 6/15/21	United States	1,000,000	580,000
senior note, 6.125%, 1/15/23	United States	500,000	272,500
[d] Triangle USA Petroleum Corp., senior note, 144A, 6.75%, 7/15/22	United States	1,000,000	192,500
[d] Ultra Petroleum Corp., senior bond, 144A, 6.125%, 10/01/24	United States	1,500,000	120,000
WPX Energy Inc., senior note, 7.50%, 8/01/20	United States	1,500,000	1,181,250
			19,189,711
Food, Beverage & Tobacco 1.9%
Constellation Brands Inc.,
senior note, 3.875%, 11/15/19	United States	900,000	947,250
senior note, 4.75%, 12/01/25	United States	200,000	208,000
Cott Beverages Inc., senior note, 6.75%, 1/01/20	United States	700,000	736,750
[d] Dole Food Co. Inc., senior secured note, 144A, 7.25%, 5/01/19	United States	300,000	299,250
[d] JBS USA LLC/Finance Inc., senior note, 144A, 8.25%, 2/01/20	United States	2,000,000	2,060,000
Post Holdings Inc.,
senior note, 7.375%, 2/15/22	United States	1,000,000	1,061,250
[d]senior note, 144A, 6.75%, 12/01/21	United States	600,000	633,750
[d]senior note, 144A, 6.00%, 12/15/22	United States	100,000	103,375
[d]senior note, 144A, 7.75%, 3/15/24	United States	300,000	330,750
			6,380,375
Health Care Equipment & Services 3.2%
[d] Acadia Healthcare Co. Inc., senior note, 144A, 6.50%, 3/01/24.	United States	400,000	417,000
Alere Inc., senior sub. note, 6.50%, 6/15/20	United States	300,000	307,200
CHS/Community Health Systems Inc.,
senior note, 8.00%, 11/15/19	United States	1,100,000	1,076,625
senior secured note, first lien, 5.125%, 8/15/18	United States	900,000	911,250
DaVita HealthCare Partners Inc., senior bond, 5.125%, 7/15/24	United States	1,000,000	1,011,875
HCA Inc.,
senior bond, 5.875%, 5/01/23	United States	1,500,000	1,582,500
senior note, 7.50%, 2/15/22	United States	1,000,000	1,136,568
senior secured bond, first lien, 5.875%, 3/15/22	United States	1,000,000	1,085,000

10 Annual Report

franklintempleton.com

FRANKLIN LIMITED DURATION INCOME TRUST
STATEMENT OF INVESTMENTS

		Principal
	Country	Amount*	Value

Corporate Bonds (continued)
Health Care Equipment & Services (continued)
HCA Inc., (continued)
senior secured note, first lien, 4.25%, 10/15/19	United States	200,000	$206,375
Tenet Healthcare Corp.,
first lien, 6.00%, 10/01/20	United States	500,000	535,000
senior note, 5.00%, 3/01/19	United States	1,000,000	993,750
senior note, 5.50%, 3/01/19	United States	900,000	895,500
[d,g]senior note, 144A, FRN, 4.134%, 6/15/20	United States	500,000	498,750
			10,657,393
Materials 7.9%
ArcelorMittal, senior note, 5.50%, 2/25/17	Luxembourg	3,000,000	3,048,900
[d] Ardagh Packaging Finance PLC, senior note, 144A, 9.125%, 10/15/20	Luxembourg	700,000	724,500
[d] Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc.,
senior note, 144A, 6.25%, 1/31/19	Luxembourg	300,000	298,313
senior note, 144A, 7.00%, 11/15/20	Luxembourg	88,235	84,485
[g]senior secured note, 144A, FRN, 3.634%, 12/15/19	Luxembourg	700,000	691,250
[d] Barminco Finance Pty. Ltd., senior note, 144A, 9.00%, 6/01/18.	Australia	1,000,000	752,500
[d] Blue Cube Spinco Inc., senior bond, 144A, 10.00%, 10/15/25	United States	1,000,000	1,147,500
[d] Cemex SAB de CV,
secured note, 144A, 5.875%, 3/25/19	Mexico	500,000	503,490
senior secured bond, 144A, 7.75%, 4/16/26.	Mexico	400,000	410,418
[d] The Chemours Co., senior note, 144A, 6.625%, 5/15/23	United States	2,000,000	1,640,000
[d] Eldorado Gold Corp., senior note, 144A, 6.125%, 12/15/20	Canada	1,500,000	1,376,250
[d] First Quantum Minerals Ltd.,
senior note, 144A, 6.75%, 2/15/20	Canada	1,261,000	870,090
senior note, 144A, 7.00%, 2/15/21	Canada	1,261,000	851,175
[d] FMG Resources (August 2006) Pty. Ltd., senior secured note, 144A, 9.75%,
3/01/22	Australia	1,900,000	1,888,600
[d] INVISTA Finance LLC, senior secured note, 144A, 4.25%, 10/15/19	United States	2,000,000	1,930,000
Novelis Inc., senior note, 8.375%, 12/15/17	Canada	500,000	511,000
[d] Owens-Brockway Glass Container Inc.,
senior note, 144A, 5.00%, 1/15/22	United States	900,000	923,697
senior note, 144A, 5.875%, 8/15/23	United States	400,000	417,500
[d] Platform Specialty Products Corp.,
senior note, 144A, 10.375%, 5/01/21	United States	300,000	291,000
senior note, 144A, 6.50%, 2/01/22	United States	1,000,000	848,750
[d] Rain CII Carbon LLC/CII Carbon Corp., second lien, 144A, 8.25%, 1/15/21	United States	600,000	429,000
Reynolds Group Issuer Inc./LLC/SA,
senior note, 8.50%, 5/15/18	United States	1,000,000	1,001,250
senior note, 9.00%, 4/15/19	United States	100,000	101,500
senior note, 8.25%, 2/15/21	United States	1,000,000	1,026,900
senior secured note, first lien, 7.125%, 4/15/19	United States	400,000	407,250
[d] Sealed Air Corp.,
senior bond, 144A, 5.125%, 12/01/24	United States	500,000	521,250
senior bond, 144A, 5.50%, 9/15/25	United States	600,000	630,750
Steel Dynamics Inc., senior note, 5.125%, 10/01/21	United States	1,500,000	1,522,500
[d] Summit Materials LLC/Summit Materials Finance Corp., senior note, 144A,
8.50%, 4/15/22	United States	1,200,000	1,245,000
[f] Verso Paper Holdings LLC/Inc., senior secured note, first lien, 11.75%,
1/15/19	United States	270,000	35,100
			26,129,918

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Annual Report

FRANKLIN LIMITED DURATION INCOME TRUST
STATEMENT OF INVESTMENTS

		Principal
	Country	Amount*	Value

Corporate Bonds (continued)
Media 5.1%
AMC Networks Inc., senior note, 5.00%, 4/01/24.	United States	1,000,000	$1,006,250
Cablevision Systems Corp., senior note, 8.625%, 9/15/17	United States	1,000,000	1,060,000
CCO Holdings LLC/CCO Holdings Capital Corp.,
senior bond, 5.25%, 9/30/22	United States	2,000,000	2,065,000
[d]senior note, 144A, 5.125%, 5/01/23	United States	500,000	510,000
Clear Channel Worldwide Holdings Inc.,
senior note, 6.50%, 11/15/22	United States	700,000	700,000
senior sub. note, 7.625%, 3/15/20.	United States	800,000	738,000
CSC Holdings LLC,
senior note, 6.75%, 11/15/21	United States	1,500,000	1,544,250
senior note, 5.25%, 6/01/24	United States	500,000	446,875
Gannett Co. Inc.,
senior note, 5.125%, 10/15/19	United States	1,200,000	1,257,300
senior note, 5.125%, 7/15/20	United States	500,000	522,500
[e] iHeartCommunications Inc., senior secured bond, first lien, 9.00%, 3/01/21	United States	1,900,000	1,330,000
[d] Radio One Inc., senior sub. note, 144A, 9.25%, 2/15/20.	United States	600,000	414,000
[d] Sirius XM Radio Inc.,
senior bond, 144A, 6.00%, 7/15/24	United States	1,000,000	1,052,188
senior bond, 144A, 5.375%, 4/15/25	United States	1,000,000	1,020,000
[d] Virgin Media Secured Finance PLC, senior secured bond, first lien, 144A,
5.50%, 1/15/25	United Kingdom	1,100,000	1,126,317
[d] WMG Acquisition Corp., senior note, 144A, 5.625%, 4/15/22	United States	2,000,000	2,035,000
			16,827,680
Pharmaceuticals, Biotechnology & Life Sciences 2.2%
[d] Concordia Healthcare Corp., senior note, 144A, 7.00%, 4/15/23	Canada	1,000,000	862,500
[d] Endo Finance LLC/Endo Ltd./Endo Finco Inc.,
senior bond, 144A, 6.00%, 2/01/25	United States	1,000,000	942,500
senior note, 144A, 6.00%, 7/15/23	United States	500,000	473,125
Grifols Worldwide Operations Ltd., senior note, 5.25%, 4/01/22	United States	600,000	619,500
[d] Horizon Pharma Financing Inc., senior note, 144A, 6.625%, 5/01/23	United States	1,200,000	1,065,000
[d] Jaguar Holding Co. II/Pharmaceutical Product Development LLC, senior note,
144A, 6.375%, 8/01/23.	United States	1,200,000	1,235,160
[d] Valeant Pharmaceuticals International Inc.,
senior note, 144A, 5.375%, 3/15/20	United States	500,000	410,000
senior note, 144A, 5.625%, 12/01/21	United States	500,000	396,250
[d] Valeant Pharmaceuticals International, senior note, 144A, 6.375%, 10/15/20	United States	1,500,000	1,252,500
			7,256,535
Real Estate 0.8%
Equinix Inc.,
senior bond, 5.875%, 1/15/26	United States	300,000	316,650
senior note, 4.875%, 4/01/20	United States	1,500,000	1,559,250
MPT Operating Partnership LP/MPT Finance Corp., senior note, 6.375%,
3/01/24	United States	700,000	740,250
			2,616,150
Retailing 1.2%
[d] Argos Merger Sub Inc., senior note, 144A, 7.125%, 3/15/23	United States	1,000,000	1,062,500
[d] Dollar Tree Inc., senior note, 144A, 5.25%, 3/01/20	United States	400,000	420,500
[d,h] HD Supply Inc., senior note, 144A, 5.75%, 4/15/24	United States	400,000	412,000
Netflix Inc., senior note, 5.50%, 2/15/22	United States	2,000,000	2,103,880
			3,998,880

12 Annual Report

franklintempleton.com

FRANKLIN LIMITED DURATION INCOME TRUST
STATEMENT OF INVESTMENTS

		Principal
	Country	Amount*	Value

Corporate Bonds (continued)
Semiconductors & Semiconductor Equipment 0.4%
[d] Microsemi Corp., senior note, 144A, 9.125%, 4/15/23	United States	600,000	$661,500
[d] Qorvo Inc., senior note, 144A, 6.75%, 12/01/23	United States	700,000	724,500
			1,386,000
Software & Services 1.7%
[d] BMC Software Finance Inc., senior note, 144A, 8.125%, 7/15/21	United States	2,000,000	1,450,000
[d] First Data Corp.,
secured note, first lien, 144A, 5.00%, 1/15/24	United States	1,700,000	1,708,500
senior note, 144A, 7.00%, 12/01/23	United States	500,000	506,875
Infor (U.S.) Inc., senior note, 6.50%, 5/15/22.	United States	1,500,000	1,372,500
[d] Vizient Inc., senior note, 144A, 10.375%, 3/01/24	United States	700,000	750,750
			5,788,625
Technology Hardware & Equipment 1.0%
[d] Blackboard Inc., senior note, 144A, 7.75%, 11/15/19	United States	1,000,000	812,500
[d] CommScope Inc., senior secured note, 144A, 4.375%, 6/15/20	United States	1,000,000	1,030,000
[d,h] Western Digital Corp., senior note, 144A, 10.50%, 4/01/24.	United States	1,600,000	1,605,000
			3,447,500
Telecommunication Services 4.6%
CenturyLink Inc.,
senior bond, 6.75%, 12/01/23	United States	1,000,000	976,250
senior bond, 5.625%, 4/01/25	United States	1,400,000	1,251,250
[d] Digicel Group Ltd., senior note, 144A, 8.25%, 9/30/20	Bermuda	1,200,000	1,031,802
[d] Digicel Ltd., senior note, 144A, 6.00%, 4/15/21	Bermuda	700,000	631,361
Intelsat Jackson Holdings SA,
senior note, 7.25%, 4/01/19	Luxembourg	1,500,000	1,113,750
senior note, 7.25%, 10/15/20	Luxembourg	1,000,000	650,000
[d] Millicom International Cellular SA, senior note, 144A, 6.625%, 10/15/21	Luxembourg	1,500,000	1,516,875
Sprint Communications Inc.,
senior note, 8.375%, 8/15/17	United States	500,000	495,625
[d]senior note, 144A, 9.00%, 11/15/18	United States	1,500,000	1,578,750
[d]senior note, 144A, 7.00%, 3/01/20	United States	600,000	603,000
Sprint Corp.,
senior bond, 7.125%, 6/15/24	United States	300,000	224,250
senior note, 7.25%, 9/15/21	United States	500,000	384,375
T-Mobile USA Inc.,
senior bond, 6.50%, 1/15/24	United States	500,000	522,500
senior note, 6.542%, 4/28/20	United States	900,000	933,750
senior note, 6.125%, 1/15/22	United States	1,000,000	1,037,500
[d] Wind Acquisition Finance SA,
senior note, 144A, 7.375%, 4/23/21	Italy	2,000,000	1,835,000
senior secured note, first lien, 144A, 4.75%, 7/15/20	Italy	500,000	475,000
			15,261,038
Transportation 0.5%
[d] Florida East Coast Holdings Corp., secured note, first lien, 144A, 6.75%,
5/01/19	United States	1,000,000	1,005,000
[d] Stena International SA, secured bond, 144A, 5.75%, 3/01/24	Sweden	700,000	577,500
			1,582,500

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Annual Report

FRANKLIN LIMITED DURATION INCOME TRUST
STATEMENT OF INVESTMENTS

			Principal
		Country	Amount*	Value

Corporate Bonds (continued)
Utilities 2.1%
Calpine Corp.,
senior note, 5.375%, 1/15/23		United States	1,500,000	$1,461,570
[d]senior secured bond, first lien, 144A, 7.875%, 1/15/23		United States	296,000	315,240
[d]senior secured note, first lien, 144A, 6.00%, 1/15/22		United States	100,000	105,813
Dynegy Inc., senior note, 6.75%, 11/01/19		United States	2,000,000	2,000,000
[d] InterGen NV, secured bond, 144A, 7.00%, 6/30/23		Netherlands	1,500,000	1,031,250
NGL Energy Partners LP/NGL Energy Finance Corp., senior note, 5.125%,
7/15/19		United States	100,000	61,000
NRG Yield Operating LLC, senior bond, 5.375%, 8/15/24.		United States	700,000	654,500
PPL Energy Supply LLC, senior bond, 6.50%, 6/01/25.		United States	1,000,000	835,000
[d,f] Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric
Holdings Finance Inc., senior secured note, first lien, 144A, 11.50%,
10/01/20	.	United States	2,000,000	585,000
				7,049,373
Total Corporate Bonds (Cost $191,100,219)				166,879,085

[g,i] Senior Floating Rate Interests 49.9%
Automobiles & Components 0.9%
TI Group Automotive Systems LLC, Initial U.S. Term Loan, 4.50%, 6/25/22		United States	2,970,075	2,951,512
Capital Goods 2.8%
Alfred Fueling Systems Inc. (Wayne Fueling), First Lien Initial Term Loan,
4.75%, 6/18/21		United States	975,483	936,463
Delos Finance S.A.R.L. (ILFC), Loans, 3.50%, 3/06/21		United States	2,500,000	2,509,375
Navistar Inc., Tranche B Term Loans, 6.50%, 8/07/20		United States	3,326,418	3,046,444
Onsite Rental Group Operations Pty. Ltd., Term B Loan, 5.50%, 7/30/21		Australia	1,970,000	1,654,800
Ventia Pty. Ltd., Term B Loans, 5.50%, 5/21/22		Australia	1,274,716	1,273,123
				9,420,205
Consumer Services 3.8%
24 Hour Fitness Worldwide Inc., Term Loan, 4.75%, 5/28/21		United States	1,965,000	1,910,963
Aristocrat Technologies Inc., First Lien Initial Term Loan, 4.75%, 10/20/21		United States	1,344,882	1,349,832
Caesars Entertainment Resort Properties LLC, Term B Loans, 7.00%,
10/11/20	.	United States	2,939,849	2,728,181
Fitness International LLC, Term B Loan, 5.50%, 7/01/20		United States	1,965,000	1,901,138
Scientific Games International Inc., Term B-1 Loan, 6.00%, 10/18/20		United States	2,934,950	2,854,849
Tropicana Entertainment Inc., Term Loans, 4.00%, 11/27/20		United States	1,920,750	1,911,146
				12,656,109
Diversified Financials 0.3%
Guggenheim Partners Investment Management Holdings LLC, Initial Term
Loan, 4.25%, 7/22/20.		United States	859,064	858,706
Energy 0.9%
OSG Bulk Ships Inc., Initial Term Loan, 5.25%, 8/05/19		United States	1,858,479	1,691,216
[e] Peabody Energy Corp., Term Loan, 4.25%, 9/24/20		United States	3,048,069	1,140,487
[f] Samson Investment Co., Second Lien Tranche I Term Loan, 6.50%, 9/25/18		United States	2,000,000	35,000
				2,866,703
Food, Beverage & Tobacco 1.2%
AdvancePierre Foods Inc., Second Lien Term Loans, 9.50%, 10/10/17		United States	840,000	837,375
B&G Foods Inc., Tranche B Term Loan, 3.75-5.50%, 11/02/22		United States	562,374	564,659
Post Holdings Inc., Series A Incremental Term Loan, 3.75%, 6/02/21		United States	2,668,041	2,677,769
				4,079,803

14 Annual Report

franklintempleton.com

FRANKLIN LIMITED DURATION INCOME TRUST
STATEMENT OF INVESTMENTS

		Principal
	Country	Amount*	Value

[g,i] Senior Floating Rate Interests (continued)
Health Care Equipment & Services 4.1%
Amsurg Corp., Initial Term Loan, 3.50%, 7/16/21	United States	2,947,500	$2,952,207
Community Health Systems Inc., 2019 Term G Loan, 3.75%, 12/31/19	United States	3,861,230	3,801,165
Cotiviti Corp., Initial Term Loan, 4.50%, 5/14/21	United States	1,965,000	1,933,069
DaVita HealthCare Partners Inc., Tranche B Term Loan, 3.50%, 6/24/21	United States	2,868,113	2,877,523
Kinetic Concepts Inc., Dollar Term E-1 Loan, 4.50%, 5/04/18	United States	2,087,025	2,078,220
			13,642,184
Household & Personal Products 1.6%
Spectrum Brands Inc., Initial Term Loans, 3.50%, 6/23/22	United States	2,918,534	2,932,217
Sun Products Corp., Tranche B Term Loan, 5.50%, 3/23/20	United States	2,440,876	2,367,649
			5,299,866
Materials 6.3%
Axalta Coating Systems U.S. Holdings Inc., 2014 Specified Refinancing Term,
3.75%, 2/01/20	United States	1,719,877	1,711,144
The Chemours Co. LLC, Tranche B Term Loan, 3.75%, 5/12/22	United States	3,852,142	3,673,179
Coveris Holdings SA, Term B-1 Loans, 4.50%, 5/08/19	Luxembourg	1,568,539	1,537,168
FMG America Finance Inc. (Fortescue Metals Group), Loans, 4.25%, 6/30/19 .	Australia	4,394,555	3,724,386
Ineos U.S. Finance LLC, 2018 Dollar Term Loans, 3.75%, 5/04/18	United States	1,642,788	1,631,238
Novelis Inc., Initial Term Loan, 4.00%, 6/02/22	Canada	2,031,143	1,986,289
OCI Beaumont LLC, Term B-3 Loan, 7.75%, 8/20/19	United States	1,801,970	1,819,989
Oxbow Carbon LLC, Tranche B Term Loan, 4.25%, 7/19/19	United States	2,677,166	2,556,693
Reynolds Group Holdings Inc., U.S. Term Loan, 4.50%, 12/01/18	United States	2,432,304	2,434,376
			21,074,462
Media 6.1%
CSC Holdings Inc. (Cablevision), Initial Term Loans, 5.00%, 10/09/22	United States	3,970,517	3,984,414
Cumulus Media Holdings Inc., Term Loans, 4.25%, 12/23/20	United States	3,318,480	2,256,566
Gray Television Inc., Initial Term Loan, 3.938%, 6/13/21.	United States	2,646,830	2,644,183
Media General Inc., Term B Loan, 4.00%, 7/31/20	United States	1,849,940	1,849,477
Regal Cinemas Corp., Term Loan, 3.75%, 4/01/22	United States	3,041,397	3,051,613
Sinclair Television Group Inc., Incremental Term Loan B-1, 3.50%, 7/31/21	United States	2,021,324	2,020,061
UPC Financing Partnership, Facility AH, 3.344%, 6/30/21	Netherlands	2,003,077	1,987,429
Virgin Media Bristol LLC, F Facility, 3.50%, 6/30/23	United States	2,622,815	2,604,374
			20,398,117
Pharmaceuticals, Biotechnology & Life Sciences 3.3%
Endo Luxembourg Finance Co. I S.A.R.L. and Endo LLC, 2015 Incremental
Term B Loans, 3.75%, 9/25/22	United States	3,044,591	3,002,728
Grifols Worldwide Operations USA Inc., US Tranche B Term Loan, 3.433%,
2/27/21	United States	2,974,722	2,977,765
Valeant Pharmaceuticals International Inc.,
Series C-2 Tranche B Term Loan, 5.50%, 12/11/19.	United States	1,109,775	1,049,894
Series D-2 Tranche B Term Loan, 5.25%, 2/13/19	United States	1,642,257	1,558,091
Series F-1 Tranche B Term Loan, 4.00%, 4/01/22	United States	2,362,023	2,235,803
			10,824,281
Retailing 3.9%
Ascena Retail Group Inc., Tranche B Term Loan, 5.25%, 8/21/22	United States	3,989,625	3,901,108
Dollar Tree Inc., Term B-1 Loans, 3.50%, 3/09/22	United States	2,123,861	2,129,731
Evergreen AcqCo. 1 LP (Savers), Term Loan, 5.00%, 7/09/19	United States	2,837,442	2,291,234
The Men’s Wearhouse Inc., Tranche B Term Loan, 4.50%, 6/18/21	United States	1,875,000	1,807,031
PetSmart Inc., Term Loans, 4.25%, 3/10/22	United States	2,975,410	2,966,856
			13,095,960

franklintempleton.com

Annual Report

FRANKLIN LIMITED DURATION INCOME TRUST
STATEMENT OF INVESTMENTS

		Principal
	Country	Amount*		Value

[g,i] Senior Floating Rate Interests (continued)
Semiconductors & Semiconductor Equipment 3.1%
[j] Avago Technologies Cayman Finance Ltd., Term B-1 Dollar Loans, 4.25%,
2/01/23	United States	3,000,000		$2,988,957
M/A-COM Technology Solutions Holdings Inc., Initial Term Loan, 4.50%,
5/07/21	United States	1,640,775		1,640,775
NXP BV/NXP Funding LLC, Tranche B Loan, 3.75%, 12/07/20	United States	2,990,355		3,001,802
[j] ON Semiconductor Corp., Term Loan, 7.00%, 3/31/23	United States	2,500,000		2,508,750
				10,140,284
Software & Services 2.2%
BMC Software Finance Inc., Initial U.S. Term Loans, 5.00%, 9/10/20	United States	2,849,552		2,386,500
MoneyGram International Inc., Term Loan, 4.25%, 3/27/20	United States	4,080,920		3,825,863
Sungard Availability Services Capital Inc., Tranche B Term Loan, 6.00%,
3/29/19	United States	1,235,756		1,096,733
				7,309,096
Technology Hardware & Equipment 2.0%
CIENA Corp., Term Loan, 3.75%, 7/15/19	United States	2,943,758		2,925,359
CommScope Inc., Tranche 5 Term Loan, 3.83%, 12/29/22	United States	2,037,028		2,029,390
[j] Western Digital Corp., Term Loan B, 8.00%, 3/16/23	United States	1,673,108		1,655,331
				6,610,080
Telecommunication Services 2.2%
Intelsat Jackson Holdings SA, Tranche B-2 Term Loan, 3.75%, 6/30/19	Luxembourg	4,010,931		3,751,475
Telesat Canada/Telesat LLC, U.S. Term B-2 Loan, 3.50%, 3/28/19	Canada	1,457,377		1,453,114
Zayo Group LLC, 2021 Term Loans, 3.75%, 5/06/21	United States	1,984,888		1,981,522
				7,186,111
Transportation 3.5%
Air Canada, Term Loan, 4.00%, 9/26/19	Canada	1,454,916		1,459,918
Flying Fortress Inc. (ILFC), New Loan, 3.50%, 4/30/20	United States	1,629,859		1,629,859
Hertz Corp.,
Credit Linked Deposit, 3.75%, 3/11/18	United States	1,000,000		983,750
Tranche B-1 Term Loan, 3.75%, 3/11/18	United States	851,946		852,478
Tranche B-2 Term Loan, 3.00%, 3/11/18	United States	1,123,667		1,119,278
Navios Maritime Partners LP, Initial Term Loan, 5.25%, 6/27/18	Marshall Islands	2,865,040		2,535,561
U.S. Airways Inc., Tranche B1 Term Loan, 3.50%, 5/23/19	United States	2,969,697		2,969,697
				11,550,541
Utilities 1.7%
Alinta Energy Finance Pty. Ltd.,
Delayed Draw Term Commitments, 6.375%, 8/13/18.	Australia	185,369		178,649
Term B Loans, 6.375%, 8/13/19	Australia	2,788,954		2,687,854
Calpine Corp.,
Term Loan (B5), 3.50%, 5/27/22	United States	2,591,616		2,563,067
Term Loan B3, 4.00%, 10/09/19	United States	328,100		327,007
				5,756,577
Total Senior Floating Rate Interests (Cost $174,313,140)				165,720,597

Foreign Government and Agency Securities 1.1%
Government of Malaysia,
senior note, 3.172%, 7/15/16	Malaysia	1,100,000	MYR	282,317
senior note, 3.394%, 3/15/17	Malaysia	1,600,000	MYR	412,578
senior note, 4.012%, 9/15/17	Malaysia	4,000,000	MYR	1,041,998

16 Annual Report

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FRANKLIN LIMITED DURATION INCOME TRUST
STATEMENT OF INVESTMENTS

		Principal
	Country	Amount*	Value

Foreign Government and Agency Securities (continued)
Government of Mexico, 7.75%, 12/14/17	Mexico	320,000 [k] MXN	$1,961,296
Total Foreign Government and Agency Securities
(Cost $3,643,330)			3,698,189

Asset-Backed Securities and Commercial Mortgage-
Backed Securities 13.4%
Banks 6.2%
Banc of America Commercial Mortgage Trust, 2006-4, AJ, 5.695%, 7/10/46	United States	1,610,000	1,576,088
[g] Bear Stearns Adjustable Rate Mortgage Trust, 2004-4, A6, FRN, 2.807%,
6/25/34	United States	789,423	791,443
Bear Stearns Commercial Mortgage Securities Inc.,
[g]2006-PW11, AJ, FRN, 5.557%, 3/11/39.	United States	1,750,000	1,706,894
[g]2006-PW12, AJ, FRN, 5.973%, 9/11/38.	United States	1,500,000	1,492,657
2006-PW13, AJ, 5.611%, 9/11/41	United States	1,330,000	1,324,309
Citigroup Commercial Mortgage Trust,
2006-C5, AJ, 5.482%, 10/15/49	United States	794,000	711,910
[g]2007-C6, AM, FRN, 5.899%, 6/10/17	United States	1,520,000	1,537,099
2015-GC27, A5, 3.137%, 2/10/48	United States	1,520,000	1,552,708
[g] Citigroup/Deutsche Bank Commercial Mortgage Trust, 2006-CD3, AJ, FRN,
5.688%, 10/15/48	United States	1,300,000	761,101
CSAIL Commercial Mortgage Trust, 2015-C1, A4, 3.505%, 4/15/50	United States	1,410,000	1,489,090
Greenwich Capital Commercial Funding Corp.,
[g]2006-GG7, AJ, FRN, 6.129%, 7/10/38	United States	1,290,000	1,148,954
2007-GG9, AM, 5.475%, 3/10/39	United States	1,430,000	1,452,211
JP Morgan Chase Commercial Mortgage Securities Trust,
2006-CB17, AM, 5.464%, 12/12/43.	United States	380,000	368,128
[g,l] 2006-LDP7, AJ, FRN, 6.147%, 4/17/45	United States	757,000	574,736
JPMBB Commercial Mortgage Securities Trust, 2015 C-28, A4, 3.227%,
10/15/48.	United States	1,410,000	1,454,190
[g] Merrill Lynch Mortgage Investors Trust,
2003-OPT1, B2, FRN, 4.558%, 7/25/34.	United States	33,301	14,193
2005-A6, 2A3, FRN, 0.813%, 8/25/35	United States	412,577	372,747
[g] Morgan Stanley ABS Capital I Inc. Trust, 2003-NC10, B1, FRN, 5.383%,
10/25/33.	United States	350,442	252,659
[g] Morgan Stanley Capital I Trust,
2006-HQ8, AJ, FRN, 5.59%, 3/12/44	United States	51,810	51,705
2007-IQ16, AMA, FRN, 6.252%, 12/12/49	United States	645,000	670,921
Wells Fargo Commercial Mortgage Trust, 2014-LC16, A4, 3.548%, 8/15/50	United States	550,000	582,779
Wells Fargo Mortgage Backed Securities Trust,
[g]2004-W, A9, FRN, 2.754%, 11/25/34.	United States	374,173	378,504
2007-3, 3A1, 5.50%, 4/25/37	United States	134,752	136,633
			20,401,659
Diversified Financials 7.2%
[d,g] ARES CLO XII Ltd., 2007-12A, B, 144A, FRN, 1.629%, 11/25/20	United States	530,000	522,357
[g] Argent Securities Inc., 2003-W5, M4, FRN, 6.058%, 10/25/33	United States	435,022	434,819
[d,g] Atrium CDO Corp., 10A, C, 144A, FRN, 3.22%, 7/16/25	United States	920,000	893,154
[d,g] Atrium XI, 11A, C, 144A, FRN, 3.819%, 10/23/25	Cayman Islands	910,000	911,647
[d,g] BCAP LLC Trust, 2009-RR1, 2A2, 144A, FRN, 2.801%, 5/26/35	United States	1,600,000	1,474,880
[d,g] Catamaran CLO Ltd., 2013-1A, C, 144A, FRN, 3.221%, 1/27/25.	United States	750,000	708,075
[d,g] Cent CDO Ltd., 2007-15A, A2B, 144A, FRN, 0.975%, 3/11/21	United States	457,000	437,573
[d,g] Cent CLO LP, 2013-17A, D, 144A, FRN, 3.616%, 1/30/25	United States	392,157	381,992
[g] Chase Funding Mortgage Loan Asset-Backed Certificates, 2004-2, 2A2, FRN,
0.933%, 2/25/35	United States	456,519	393,960

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Annual Report

FRANKLIN LIMITED DURATION INCOME TRUST
STATEMENT OF INVESTMENTS

		Principal
	Country	Amount*	Value

Asset-Backed Securities and Commercial Mortgage-
Backed Securities (continued)
Diversified Financials (continued)
[d,g] CIFC Funding Ltd., 2007-3A, A1J, 144A, FRN, 1.019%, 7/26/21	United States	640,000	$630,509
[d,g] ColumbusNova CLO Ltd., 2007-2A, A2, 144A, FRN, 1.622%, 10/15/21	United States	310,000	306,004
[d,g] CT CDO IV Ltd., 2006-4A, A1, 144A, FRN, 0.742%, 10/20/43	United States	178,198	177,832
[d,g] Cumberland Park CDO Ltd., 2015-2A, B, 144A, FRN, 2.724%, 7/20/26	United States	1,230,000	1,175,486
[d,g] Cumberland Park CLO Ltd., 2015-2A, C, 144A, FRN, 3.474%, 7/20/26	United States	190,000	185,098
[d,g] Eaton Vance CDO Ltd.,
2014-1A, A, 144A, FRN, 2.072%, 7/15/26	United States	1,000,000	993,050
2014-1A, B, 144A, FRN, 2.672%, 7/15/26	United States	400,000	380,804
2014-1A, C, 144A, FRN, 3.622%, 7/15/26	United States	170,000	165,424
[g] FHLMC Structured Agency Credit Risk Debt Notes,
2014-DN1, M2, FRN, 2.633%, 2/25/24	United States	2,300,000	2,297,959
2014-DN4, M2, FRN, 2.833%, 10/25/24	United States	2,097,307	2,116,848
2014-HQ2, M2, FRN, 2.633%, 9/25/24	United States	900,000	889,484
2015-DN1, M2, FRN, 2.833%, 1/25/25	United States	2,300,000	2,330,291
2015-HQ1, M2, FRN, 2.633%, 3/25/25	United States	900,000	903,626
[g] Impac Secured Assets Trust, 2007-2, FRN, 0.683%, 4/25/37	United States	405,012	376,317
[d,g] Invitation Homes Trust, 2015-SFR1, A, 144A, FRN, 1.891%, 3/17/32	United States	866,386	857,383
[g] MortgageIT Trust, 2004-1, A2, FRN, 1.333%, 11/25/34	United States	499,225	472,764
[g] Opteum Mortgage Acceptance Corp. Trust, 2005-4, 1APT, FRN, 0.743%,
11/25/35.	United States	714,881	669,039
[g,l] Option One Mortgage Loan Trust, 2003-6, M5, FRN, 5.383%, 11/25/33.	United States	193,598	114,918
[g] Structured Asset Investment Loan Trust, 2003-BC2, M3, FRN, 5.308%,
4/25/33	United States	13,987	6,383
[g] Structured Asset Securities Corp., 2005-2XS, 2A2, FRN, 1.939%, 2/25/35.	United States	465,413	444,676
[g] Thornburg Mortgage Securities Trust, 2005-1, A3, FRN, 2.527%, 4/25/45	United States	966,022	953,093
[d,g] Voya CLO Ltd.,
2013-1A, B, 144A, FRN, 3.522%, 4/15/24	United States	180,000	179,833
2013-2A, B, 144A, FRN, 3.299%, 4/25/25	United States	1,000,000	972,120
[d,g] Westchester CLO Ltd., 2007-1A, A1A, 144A, FRN, 0.841%, 8/01/22	United States	300,214	297,017
			24,054,415
Total Asset-Backed Securities and Commercial Mortgage-
Backed Securities (Cost $45,397,428)			44,456,074

Mortgage-Backed Securities 29.9%
[g] Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.1%
FHLMC, 2.702%, 5/01/34.	United States	268,446	283,172
Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 4.5%
FHLMC Gold 15 Year, 5.00%, 12/01/23	United States	832,235	897,216
FHLMC Gold 15 Year, 5.50%, 7/01/19	United States	17,879	18,811
FHLMC Gold 30 Year, 3.50%, 3/01/45	United States	68,260	71,558
[m] FHLMC Gold 30 Year, 3.50%, 4/01/46	United States	1,930,000	2,021,185
FHLMC Gold 30 Year, 4.00%, 9/01/45 - 12/01/45	United States	1,571,006	1,679,847
[m] FHLMC Gold 30 Year, 4.00%, 4/01/46	United States	7,385,000	7,884,208
FHLMC Gold 30 Year, 6.00%, 7/01/28 - 11/01/36	United States	909,873	1,041,694
FHLMC Gold 30 Year, 6.50%, 8/01/27 - 3/01/38	United States	490,918	562,254
FHLMC Gold 30 Year, 7.00%, 9/01/27	United States	136,047	153,583
FHLMC Gold 30 Year, 8.00%, 1/01/31	United States	20,987	22,808
FHLMC Gold 30 Year, 8.50%, 7/01/31	United States	423,394	528,421
			14,881,585

18 Annual Report

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FRANKLIN LIMITED DURATION INCOME TRUST
STATEMENT OF INVESTMENTS

		Principal
	Country	Amount*	Value

Mortgage-Backed Securities (continued)
[g] Federal National Mortgage Association (FNMA) Adjustable Rate 0.2%
FNMA, 1.915% - 2.10%, 6/01/32 - 7/01/34	United States	709,939	$739,420
Federal National Mortgage Association (FNMA) Fixed Rate 20.9%
FNMA 15 Year, 3.00%, 8/01/27	United States	18,176	19,038
FNMA 15 Year, 3.50%, 1/01/21 - 1/01/26	United States	73,714	77,954
[m] FNMA 15 Year, 3.50%, 4/01/31	United States	410,000	433,031
FNMA 15 Year, 5.50%, 7/01/20	United States	308,363	325,207
FNMA 15 Year, 6.00%, 6/01/17	United States	1	1
FNMA 15 Year, 6.50%, 7/01/20	United States	1,552	1,588
FNMA 30 Year, 3.50%, 1/01/45 - 12/01/45	United States	2,454,406	2,575,966
[m] FNMA 30 Year, 3.50%, 4/01/46	United States	12,425,000	13,031,447
FNMA 30 Year, 4.00%, 12/01/45	United States	1,676,194	1,794,042
FNMA 30 Year, 4.00%, 11/01/44 - 12/01/45	United States	2,867,570	3,066,997
[m] FNMA 30 Year, 4.00%, 4/01/46	United States	22,475,000	24,022,015
FNMA 30 Year, 4.50%, 8/01/44	United States	3,154,286	3,440,596
FNMA 30 Year, 4.50%, 5/01/24 - 12/01/44	United States	2,577,369	2,808,568
[m] FNMA 30 Year, 4.50%, 4/01/46	United States	12,875,000	14,010,922
FNMA 30 Year, 5.00%, 5/01/38 - 7/01/39	United States	698,758	774,314
FNMA 30 Year, 5.50%, 6/01/37	United States	741,223	834,260
FNMA 30 Year, 6.00%, 4/01/33 - 6/01/38	United States	1,430,249	1,635,546
FNMA 30 Year, 6.50%, 8/01/32	United States	177,595	204,080
FNMA 30 Year, 7.00%, 9/01/18	United States	25,655	26,646
FNMA 30 Year, 8.00%, 10/01/29	United States	71,453	79,994
FNMA 30 Year, 8.50%, 8/01/26	United States	174,643	188,921
			69,351,133
Government National Mortgage Association (GNMA) Fixed Rate 4.2%
GNMA I SF 30 Year, 6.50%, 6/15/31 - 12/15/33	United States	489,828	562,185
GNMA II SF 30 Year, 3.50%, 3/20/45 - 12/20/45	United States	1,269,553	1,344,225
[m] GNMA II SF 30 Year, 3.50%, 4/01/46	United States	11,115,000	11,751,507
GNMA II SF 30 Year, 7.00%, 1/20/24 - 1/20/29	United States	54,194	62,864
GNMA II SF 30 Year, 8.00%, 1/20/28 - 10/20/31	United States	140,734	174,319
			13,895,100
Total Mortgage-Backed Securities
(Cost $98,224,334)			99,150,410

		Shares

Litigation Trusts (Cost $—) 0.0%
[a,b] NewPage Corp., Litigation Trust	United States	1,500,000	—
Total Investments before Short Term Investments
(Cost $513,215,583)			480,049,461

Short Term Investments (Cost $18,383,143) 5.5%
Money Market Funds 5.5%
[a,n] Institutional Fiduciary Trust Money Market Portfolio	United States	18,383,143	18,383,143
Total Investments (Cost $531,598,726) 150.1%			498,432,604
Preferred Shares (27.1)%			(90,000,000)
Other Assets, less Liabilities (23.0)%			(76,301,080)
Net Assets 100.0%			$332,131,524

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Annual Report

FRANKLIN LIMITED DURATION INCOME TRUST
STATEMENT OF INVESTMENTS

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSecurity has been deemed illiquid because it may not be able to be sold within seven days. At March 31, 2016, the aggregate value of these securities was $145,106, representing 0.04% of net assets.
cPerpetual security with no stated maturity date.
dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
March 31, 2016, the aggregate value of these securities was $88,222,842, representing 26.56% of net assets.
eAt March 31, 2016, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading these securities at year end.
fSee Note 8 regarding defaulted securities.
gThe coupon rate shown represents the rate at period end.
hSecurity purchased on a when-issued basis. See Note 1(c).
iSee Note 1(f) regarding senior floating rate interests.
jA portion or all of the security purchased on a delayed delivery basis. See Note 1(c).
kPrincipal amount is stated in 100 Mexican Peso units.
lThe bond pays interest and/or principal based upon the issuer’s ability to pay, which may be less than the stated interest rate or principal paydown.
mA portion or all of the security purchased on a to-be-announced (TBA) basis. See Note 1(c).
nSee Note 4(c) regarding investments in affiliated management investment companies.

At March 31, 2016, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts
Euro	JPHQ	Buy	105,568	$112,553	4/28/16	$7,708	$—
Euro	JPHQ	Sell	105,568	121,238	4/28/16	977	—
Japanese Yen	DBAB	Sell	718,475,000	5,946,656	6/16/16	—	(451,943)
Japanese Yen	JPHQ	Sell	180,180,000	1,491,124	6/16/16	—	(113,524)
Japanese Yen	DBAB	Sell	300,710,000	2,571,494	8/18/16	—	(112,682)
Japanese Yen	DBAB	Sell	817,693,750	7,350,585	8/18/16	51,745	—
Japanese Yen	HSBC	Sell	60,710,000	544,484	8/18/16	2,579	—
Japanese Yen	JPHQ	Sell	154,670,000	1,386,939	8/18/16	6,334	—
Total Forward Exchange Contracts						$69,343	$(678,149)
Net unrealized appreciation (depreciation)							$(608,806)

[a]May be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Abbreviations on page 31.

20 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

FRANKLIN LIMITED DURATION INCOME TRUST

Financial Statements

Statement of Assets and Liabilities
March 31, 2016

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$513,215,583
Cost - Non-controlled affiliates (Note 4c)	18,383,143
Total cost of investments	$531,598,726
Value - Unaffiliated issuers	$480,049,461
Value - Non-controlled affiliates (Note 4c)	18,383,143
Total value of investments	498,432,604
Cash	675,435
Foreign currency, at value (cost $322,692)	324,425
Receivables:
Investment securities sold	94,908
Interest.	4,334,787
Due from brokers.	530,000
Unrealized appreciation on OTC forward exchange contracts	69,343
Total assets	504,461,502
Liabilities:
Payables:
Investment securities purchased	79,510,083
Management fees	288,649
Distributions to common shareholders	1,663,810
Distributions to preferred shareholders	7,937
Unrealized depreciation on OTC forward exchange contracts	678,149
Accrued expenses and other liabilities	181,350
Total liabilities	82,329,978
Preferred shares at redemption value [$25,000 liquidation preference per share (3,600 shares outstanding)] (Note 3)	90,000,000
Net assets applicable to common shares	$332,131,524
Net assets applicable to common shares consist of:
Paid-in capital	$381,377,452
Distributions in excess of net investment income	(2,022,514)
Net unrealized appreciation (depreciation)	(33,771,408)
Accumulated net realized gain (loss)	(13,452,006)
Net assets applicable to common shares	$332,131,524
Common shares outstanding	26,835,650
Net asset value per common share	$12.38

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The accompanying notes are an integral part of these financial statements. | Annual Report 21

FRANKLIN LIMITED DURATION INCOME TRUST
FINANCIAL STATEMENTS

Statement of Operations
for the year ended March 31, 2016

Investment income:
Interest	$23,369,328
Expenses:
Management fees (Note 4a)	3,683,504
Transfer agent fee	64,237
Custodian fees (Note 5)	7,391
Reports to shareholders	34,326
Registration and filing fees	266
Professional fees	115,296
Trustees’ fees and expenses	19,976
Auction agent fees and expenses	44,952
Other	102,656
Total expenses	4,072,604
Expense reductions (Note 5)	(262)
Expenses waived/paid by affiliates (Note 4c)	(17,929)
Net expenses	4,054,413
Net investment income.	19,314,915
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(5,115,894)
Foreign currency transactions	186,193
Net realized gain (loss)	(4,929,701)
Net change in unrealized appreciation (depreciation) on:
Investments	(31,481,887)
Translation of other assets and liabilities
denominated in foreign currencies.	(1,326,605)
Net change in unrealized appreciation (depreciation)	(32,808,492)
Net realized and unrealized gain (loss)	(37,738,193)
Net increase (decrease) in net assets resulting from operations	$(18,423,278)
Distributions to preferred shareholders from net investment income	(1,559,503)
Net increase (decrease) in net assets applicable to common shares resulting from operations	$(19,982,781)

22 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN LIMITED DURATION INCOME TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended March 31,
	2016	2015
Increase (decrease) in net assets:
Operations:
Net investment income.	$19,314,915	$19,540,354
Net realized gain (loss)	(4,929,701)	7,507,838
Net change in unrealized appreciation (depreciation)	(32,808,492)	(16,698,840)
Distributions to preferred shareholders from net investment income	(1,559,503)	(1,491,134)
Net increase (decrease) in net assets applicable to common shares resulting from operations	(19,982,781)	8,858,218
Distributions to common shareholders from net investment income.	(19,965,724)	(22,166,247)
Net increase (decrease) in net assets	(39,948,505)	(13,308,029)
Net assets applicable to common shares:
Beginning of year	372,080,029	385,388,058
End of year	$332,131,524	$372,080,029
Undistributed net investment income included in net assets:
End of year	$—	$148,402
Distributions in excess of net investment income included in net assets:
End of year	$(2,022,514)	$—

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The accompanying notes are an integral part of these financial statements. | Annual Report 23

FRANKLIN LIMITED DURATION INCOME TRUST

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Limited Duration Income Trust (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as a closed-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP).

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments (derivatives) trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for

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calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a When-Issued or Delayed Delivery and TBA Basis

The Fund purchases securities on a when-issued or delayed delivery and to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities and collateral has been pledged and/or received for open TBA trades.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential

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1. Organization and Significant Accounting

Policies (continued)

d. Derivative Financial Instruments (continued)

for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At March 31, 2016, the Fund had OTC derivatives in a net liability position of $611,385 and the aggregate value of collateral pledged for such contracts was $530,000.

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 9 regarding other derivative information.

e. Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

The Fund is investing in mortgage dollar rolls as an alternate form of leverage. As a result, the mortgage dollar rolls are considered indebtedness or a “senior security” for purposes of the asset coverage requirements under the 1940 Act.

f. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from

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excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

g. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of March 31, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded as an adjustment to interest income. Facility fees are recognized as income over the expected term of the loan. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis).

Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

i. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund, enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At March 31, 2016, there were an unlimited number of shares authorized (without par value).

During the year ended March 31, 2016 there were no shares issued; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

On April 20, 2016, the Board authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, up to 10% of the Fund’s common shares in open-market transactions, at the discretion of management.

3. Auction Rate Preferred Shares

The Fund has outstanding 1,200 Preferred Shares Series M, 1,200 Preferred Shares Series W and 1,200 Preferred Shares Series F, each with a $25,000 liquidation preference totaling

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3. Auction Rate Preferred Shares (continued)

$90,000,000. Preferred Shares are senior to common shares and the Fund will not declare or pay any dividend on the common shares unless the Fund has declared or paid full cumulative dividends on the Preferred Shares through the most recent dividend date. Dividends to preferred shareholders are cumulative and are declared weekly, at rates established through an auction process. The weekly auctions for Series M, W and F have all failed during the year ended March 31, 2016; consequently, the dividend rate paid on the Preferred Shares has moved to the maximum rate as defined in the prospectus. During the year ended March 31, 2016, the dividends on Preferred Shares ranged from 1.641% to 1.902%.

The Fund is required to maintain, on a weekly basis, a specified discounted value of its portfolio in compliance with guidelines established by Fitch Ratings and Moody’s Investor Services Inc., and is required to maintain asset coverage for the Preferred Shares of at least 200%.

The Preferred Shares are redeemable by the Fund at any time and are subject to mandatory redemption if the asset coverage or discounted value requirements are not met. During the year ended March 31, 2016, all requirements were met.

4. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager

a. Management Fees

The Fund pays an investment management fee to Advisers of 0.70% per year of the average daily managed assets. Managed assets are defined as the Fund’s gross asset value minus the sum of accrued liabilities, other than the liquidation value of the Preferred Shares and other financial leverage.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Investments in Affiliated Management Investment Companies

The Fund invests in an affiliated management investment company for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment company, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to April 1, 2013, the waiver was accounted for as a reduction to management fees.

% of
Affiliated
	Number of			Number of				Fund Shares
	Shares Held			Shares	Value			Outstanding
	at Beginning	Gross	Gross	Held at End	at End	Investment	Realized	Held at End
	of Year	Additions	Reductions	of Year	of Year	Income	Gain (Loss)	of Year

Non-Controlled Affiliates
Institutional Fiduciary Trust Money
Market Portfolio	12,015,598	150,616,384	(144,248,839)	18,383,143	$18,383,143	$-	$-	0.09%

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5. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended March 31, 2016, the custodian fees were reduced as noted in the the Statement of Operations.

6. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At March 31, 2016, the Fund had capital loss carryforwards of $8,480,888 expiring in 2018 and long-term capital loss carryforwards of $4,964,261 not subject to expiration.

For tax purposes, the Fund may elect to defer any portion of a late-year ordinary loss to the first day of the following fiscal year. At March 31, 2016, the fund deferred late-year ordinary losses of $1,661,409

The tax character of distributions paid during the years ended March 31, 2016 and 2015, was as follows:

	2016	2015
Distributions paid from ordinary income	$21,525,227	$23,657,381

At March 31, 2016, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$532,226,026

Unrealized appreciation	$5,334,491
Unrealized depreciation	(39,127,913)
Net unrealized appreciation (depreciation)	$(33,793,422)
Distributable earnings - Undistributed ordinary income .	$1,494,407

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, paydown losses and bond discounts and premiums.

7. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended March 31, 2016, aggregated $1,395,812,143 and $1,417,973,332, respectively.

8. Credit Risk and Defaulted Securities

At March 31, 2016, the Fund had 71.77% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

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8. Credit Risk and Defaulted Securities (continued)

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At March 31, 2016, the aggregate value of these securities was $1,068,850, representing 0.32% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified in the accompanying Statement of Investments.

9. Other Derivative Information

At March 31, 2016, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives

Derivative Contracts	Statement of		Statement of
Not Accounted for as	Assets and Liabilities		Assets and Liabilities
Hedging Instruments	Location	Fair Value	Location	Fair Value

Foreign exchange contracts	Unrealized appreciation on OTC	$69,343	Unrealized depreciation on OTC	$678,149
	forward exchange contracts		forward exchange contracts

For the year ended March 31, 2016, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Net Change
		Net			in Unrealized
Derivative Contacts		Realized		Consolidated	Appreciation
Not Accounted for as	Statement of	Gain (Loss)		Statement of	(Depreciation)
Hedging Instruments	Operations Locations	for the Year		Operations Locations	for the Year

Foreign exchange contracts	Net realized gain (loss) from:			Net change in unrealized
appreciation (depreciation) on:
	Foreign currency transactions	$157,508	[a]	Translation of other assets	$(1,347,785)[a]
and liabilities denominated
in foreign currencies

aForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

For the year ended March 31, 2016, the average month end fair value of derivatives represented 0.14% of average month end net assets. The average month end number of open derivatives contracts for the year was 16.

See Note 1(d) regarding derivative financial instruments.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

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For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of March 31, 2016, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:[a]
Transportation	$—	$44,856	$100,250	$145,106
Corporate Bonds	—	166,879,085	—	166,879,085
Senior Floating Rate Interests	—	165,685,597	35,000	165,720,597
Foreign Government and Agency Securities	—	3,698,189	—	3,698,189
Asset-Backed Securities & Commercial
Mortgage-Backed Securities.	—	44,441,881	14,193	44,456,074
Mortgage-Backed Securities	—	99,150,410	—	99,150,410
Litigation Trusts	—	—	—[b]	—[b]
Short Term Investments	18,383,143	—	—	18,383,143
Total Investments in Securities	$18,383,143	$479,900,018	$149,443	$498,432,604

Other Financial Instruments
Forward Exchange Contracts	$—	$69,343	$—	$69,343

Liabilities:
Other Financial Instruments
Forward Exchange Contracts	$—	$678,149	$—	$678,149

aIncludes common and convertible preferred stocks.
bIncludes securities determined to have no value at March 31, 2016.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Counterparty		Currency		Selected Portfolio
DBAB	Deutsch Bank AG	MXN	Mexican Peso	FRN	Floating Rate Note
HSBC	HSBC Bank USA N.A.	MYR	Malaysian Ringgit	CDO	Collateralized Debt Obligation
JPHQ	JP Morgan Chase & Co.			CLO	Collateralized Loan Obligation
				FHLMC	Federal Home Loan Mortgage Corp.
				SF	Single Family

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Limited Duration Income Trust

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Limited Duration Income Trust (the “Fund”) at March 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
May 17, 2016

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Tax Information (unaudited)

Under Section 871(k)(1)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $15,996,086 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended March 31, 2016.

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Annual Meeting of Shareholders

September 17th, 2015

At an Annual Meeting of Shareholders of the Fund held on September 17, 2015, shareholders elected the following persons as Trustees of the Fund to hold office for a three year term, set to expire at the 2018 Annual Meeting of Shareholders. These terms continue, however, until their successors are duly elected and qualified or until a Trustee’s resignation, retirement, death or removal, whichever is earlier.

The results of the voting are as follows:
	Common &	% of			% of
	Preferred	Outstanding	% of	Withheld or	Outstanding	% of
Trustees	Shares For	Shares	Voted	Abstain	Shares	Voted
J. Michael Luttig	21,028,798.00	78.35%	87.88%	2,899,372.00	10.80%	12.12%
Frank A. Olson	20,998,585.00	78.24%	87.76%	2,929,585.00	10.92%	12.24%

		% of			% of
	Preferred	Outstanding	% of	Withheld or	Outstanding	% of
Trustee	Shares For	Shares	Voted	Abstain	Shares	Voted
Gregory E. Johnson	2,572.00	71.44%	98.36%	43.00	1.19%	1.64%

Note: Harris J. Ashton, Mary Choksi, Edith E. Holiday, Rupert H. Johnson, Larry D. Thompson and John B. Wilson are Trustees of the Fund who are currently serving and whose terms of office continued after the meeting.

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Dividend Reinvestment Plan

The Fund’s Dividend Reinvestment Plan (Plan) offers you a prompt and simple way to reinvest dividends and capital gain distributions (Distributions) in shares of the Fund. American Stock Transfer & Trust Company, LLC (Plan Agent), P.O. Box 922, Wall Street Station, New York, NY 10269-0560, acts as your Plan Agent in administering the Plan. The Agent will open an account for you under the Plan in the same name as your outstanding shares are registered.

You are automatically enrolled in the Plan unless you elect to receive Distributions in cash. If you own shares in your own name, you should notify the Agent, in writing, if you wish to receive Distributions in cash.

If the Fund declares a Distribution, you, as a participant in the Plan, will automatically receive an equivalent amount of shares of the Fund purchased on your behalf by the Agent. If on the payment date for a Distribution, the net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions, the Agent shall receive newly issued shares, including fractions, from the Fund for your account. The number of additional shares to be credited shall be determined by dividing the dollar amount of the Distribution by the greater of the net asset value per share on the payment date, or 95% of the then current market price per share.

If the net asset value per share exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent (or a broker-dealer selected by the Agent) shall try, for a purchase period of 30 days, to apply the amount of such Distribution on your shares (less your pro rata share of brokerage commissions incurred) to purchase shares on the open market. The weighted average price (including brokerage commissions) of all shares it purchases shall be your allocated price per share. If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the shares as of the payment date, the purchase price the Agent paid may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if such Distribution had been paid in shares issued by the Fund. Participants should note that they will not be able to instruct the Agent to purchase shares at a specific time or at a specific price. The Agent may make open-market purchases on any securities exchange where shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine.

The market price of shares on a particular date shall be the last sales price on NYSE MKT, or, if there is no sale on the exchange on that date, then the mean between the closing bid and asked quotations on the exchange on such date. The net asset value per share on a particular date shall be the amount most recently calculated by or on behalf of the Fund as required by law.

The Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Agent’s negligence, bad faith, or willful misconduct or that of its employees. Your uninvested funds held by the Agent will not bear interest. The Agent shall have no responsibility for the value of shares acquired. For the purpose of cash investments, the Agent may commingle your funds with those of other participants in the same Fund.

There is no direct charge to participants for reinvesting Distributions, since the Agent’s fees are paid by the Fund. However, when shares are purchased in the open market, each participant will pay a pro rata portion of any brokerage commissions incurred. If you elect by notice to the Agent to have it sell part or all of your shares and remit the proceeds, the Agent will deduct brokerage commissions from the proceeds.

The automatic reinvestment of Distributions does not relieve you of any taxes that may be payable on Distributions. In connection with the reinvestment of Distributions, shareholders generally will be treated as having received a Distribution equal to the cash Distribution that would have been paid.

The Agent will forward to you any proxy solicitation material and will vote any shares so held for you first in accordance with the instructions set forth on proxies you return to the Fund, and then with respect to any proxies you do not return to the Fund in the same portion as the Agent votes proxies the participants return to the Fund.

As long as you participate in the Plan, the Agent will hold the shares it has acquired for you in safekeeping, in its name or in the name of its nominee. This convenience provides added protection against loss, theft or inadvertent destruction of certificates. However, you may request that a certificate representing your Plan shares be issued to you. Upon your

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DIVIDEND REINVESTMENT PLAN

written request, the Agent will deliver to you, without charge, a certificate or certificates for the full shares. The Agent will send you a confirmation of each acquisition made for your account as soon as practicable, but not later than 60 days after the acquisition date. Although from time to time you may have an undivided fractional interest in a share of the Fund, no certificates for a fractional share will be issued. Distributions on fractional shares will be credited to your account. If you terminate your account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of shares at the time of termination.

You may withdraw from the Plan at any time, without penalty, by notifying the Agent in writing at the address above or by telephone at (800) 416-5585. Such termination will be effective with respect to a Distribution if the Agent receives your notice prior to the Distribution record date. The Agent or the Fund may terminate the Plan upon notice to you in writing mailed at least 30 days prior to any record date for the payment of any Distribution. Upon any termination, the Agent will issue, without charge, stock certificates for all full shares you own and will convert any fractional shares you hold at the time of termination to cash at current market price and send you a check for the proceeds.

The Fund or the Agent may amend the Plan. You will receive written notice at least 30 days before the effective date of any amendment.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 2003	145	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950)	Trustee	Since 2014	121	Avis Budget Group Inc. (car rental)
One Franklin Parkway				(2007-present), Omnicom Group Inc.
San Mateo, CA 94403-1906				(advertising and marketing
				communications services)
				(2011-present) and H.J. Heinz
				Company (processed foods and allied
				products) (1998-2006)
Principal Occupation During at Least the Past 5 Years:
Senior Advisor, Strategic Investment Group (investment management group) (August 2015-present); director of various companies; and
formerly, Founding Partner and Senior Managing Director, Strategic Investment Group (1987–2015); Founding Partner and Managing Director,
Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension
Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952)	Trustee	Since 2005	145	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1993-present),
San Mateo, CA 94403-1906				Canadian National Railway (railroad)
				(2001-present), White Mountains
				Insurance Group, Ltd. (holding
				company) (2004-present), RTI
				International Metals, Inc. (manufacture
				and distribution of titanium)
				(1999-2015) and H.J. Heinz Company
				(processed foods and allied products)
				(1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	145	Boeing Capital Corporation (aircraft
One Franklin Parkway				financing) (2006-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present);
and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Frank A. Olson (1932)	Trustee	Since 2005	145	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1998-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June–December 1987).

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Independent Board Members (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Larry D. Thompson (1945)	Trustee	Since 2007	145	The Southern Company (energy
One Franklin Parkway				company) (2014-present; previously
San Mateo, CA 94403-1906				2010-2012), Graham Holdings
Company (education and media
organization) (2011-present) and
Cbeyond, Inc. (business
communications provider)
(2010-2012).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present;
previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc.
(consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011);
Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney
General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959)	Lead	Trustee since	121	None
One Franklin Parkway	Independent	2006 and Lead
San Mateo, CA 94403-1906	Trustee	Independent
Trustee since
2008
Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail)
(1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President –
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee and	Trustee since	161	None
One Franklin Parkway	Vice President	June 2013 and
San Mateo, CA 94403-1906		Vice President
since 2003
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940)	Chairman of	Chairman of the	145	None
One Franklin Parkway	the Board,	Board since
San Mateo, CA 94403-1906	Trustee and	2013, Trustee and
	Senior Vice	Senior Vice
	President	President since
2003
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC; and
officer of 44 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin
Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton
Investments.

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin
Templeton Companies, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy	President and	Since 2003	Not Applicable	Not Applicable
(1962)	Chief
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Investment
Management
Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the
South; Vice President and Assistant Secretary, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 44 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway	and Secretary
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton
Investments.

Navid Tofigh (1972)	Vice President	Since November	Not Applicable	Not Applicable
One Franklin Parkway		2015
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 44 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director ofFranklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
Note 3: Effective April 30, 2015, Sam Ginn ceased to be a trustee of the Trust.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of
Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2006. As a result of such background and

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Interested Board Members and Officers (continued)

experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases or the listing standards applicable to the Fund.

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Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 23, 2016, the Board of Trustees (Board), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “non-interested Trustees” or “independent Trustees”), approved renewal of the investment management agreement for Franklin Limited Duration Income Trust (Fund). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports on the Fund, information on its share price discount to net asset value, and other related financial information, as well as periodic reports on expenses, legal and compliance matters, pricing, brokerage commissions and execution, and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Broadridge reports, which utilize data from Lipper, Inc. (Lipper), compared the Fund’s investment performance and expenses with those of other funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the FTI organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. Favorable consideration was given to management’s efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Additionally, the Board noted the Manager’s continued attention to pricing and valuation issues, particularly with respect to complex securities. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm, which also covered FOREX transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of the level of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. Particular attention was given to management’s conservative approach and diligent risk management procedures, including steps taken by FTI to enhance analytical support to the investment management groups and provide additional oversight of liquidity risk and complex securities.

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SHAREHOLDER INFORMATION

The Board also took into account, among other things, the strong financial position of the Manager’s parent company and its commitment to the fund business as evidenced by its continued introduction of new funds and reassessment of the fund offerings in response to the market environment.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Broadridge report furnished for the contract renewals. The Broadridge report prepared for the Fund showing its investment performance in comparison with a performance universe consisting of the Fund and all leveraged closed-end general bond funds as selected by Lipper during 2015 and for the previous 10 years ended December 31, 2015. Such report considered both income return and total return on a net asset value basis without regard to market discounts or premiums to accurately reflect investment performance. The Broadridge report showed the Fund’s income return for 2015 to be in the lowest quintile of its performance universe and, for the previous annualized three, five- and 10-year periods, to be in the lowest or second-lowest quintile of its performance universe. The Broadridge report showed the Fund’s 2015 total return to be in the lowest performing quintile in such performance universe, and on an annualized basis to be in the second-lowest performing quintile of such universe for the previous three- and 10-year periods, and the lowest performing quintile of such universe for the previous five-year period. In discussing such performance, management pointed out that it reflected the fact that the Lipper universe was composed of a mix of closed-end high yield investment-grade corporate and multi-sector fixed income funds that generally differed from the Fund’s primary asset classes and included only one fund with the limited duration investment mandate followed by the Fund. Management also noted that the Fund had consistently outperformed a customized benchmark it believed more accurately reflected the Fund’s asset classes. After taking this explanation into account and discussing with the Manager its intention to closely monitor the longer term returns of the Fund, the Board determined that no management change was warranted at this time. In doing so, the Board noted that the Fund’s income return for 2015, as shown in the Broadridge report, was 5.71%, and that the Fund’s annualized income return in the previous three-, five- and 10-year periods in each case exceeded 6%, with its annualized total return being in excess of 5.9% for the previous 10-year period.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of the Fund compared with a Lipper expense group consisting of the Fund and 10 other closed-end general bond funds as selected by Lipper. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee rate in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of contractual investment management fees. The results of such expense comparisons showed the Fund’s contractual investment management fee rate to be 15 basis points lower than the median of such expense group, and the Fund’s actual total expense ratio to be approximately 33 basis points lower than the median of such group. The Board found the expenses of the Fund in comparison to its Lipper expense group to be acceptable.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2015, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Fund’s profitability report

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SHAREHOLDER INFORMATION

Board Review of Investment Management Agreement (continued)

presentations from prior years. Additionally, the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including potential benefits resulting from personnel and systems enhancements necessitated by fund growth, increased leverage with service providers and counterparties, allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether the Manager realizes economies of scale as the Fund grows larger and the extent to which any such benefit is shared with the Fund and its shareholders. The Board believed that a Manager’s ability to realize economies of scale and the sharing of such benefit is a more relevant consideration in the case of an open-end fund whose size increases as a result of the continuous sale of its shares. A closed- end investment company such as the Fund does not continuously offer shares, and growth following its initial public offering will primarily result from market appreciation, which benefits its shareholders. While believing economies of scale to be less of a factor in the context of a closed-end fund, the Board believes at some point an increase in size may lead to economies of scale that should be shared with the Fund and its shareholders and intends to monitor future growth of the Fund accordingly.

Share Repurchase Program and Tender Offer Measurement Period

On April 20, 2016, the Board authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, up to 10% of the Fund’s common shares in open-market transactions, at the discretion of management.

In addition, the Board also authorized a nine-month discount measurement period that will commence on June 1, 2016 and end on March 31, 2017, whereby if the Fund’s shares trade at an average market price discount from NAV of 10% or more during the last 90 days of the measurement period, the Board would: (1) authorize a tender offer for a portion of the Fund’s outstanding shares; or (2) submit to shareholders a proposal to reorganize the Fund with either an open-end or closed-end investment company; or (3) submit to shareholders a proposal to convert the Fund to an open-end investment company. The Board may determine to take more than of these actions.

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SHAREHOLDER INFORMATION

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $77,414 for the fiscal year ended March 31, 2016 and $48,014 for the fiscal year ended March 31, 2015.

(b)  Audit-Related Fees

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4 were $0 for the fiscal year ended March 31, 2016 and $13,760 for the fiscal year ended March 31, 2015. The services for which fees were paid include attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d)  All Other Fees

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $663,151 for the fiscal year ended March 31, 2016 and $0 for the fiscal year ended March 31, 2015. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process and derivatives assessment, and the review of system processes related to fixed income securities.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

        (i)     pre-approval of all audit and audit related services;

        (ii)    pre-approval of all non-audit related services to be provided to the Fund by the auditors;

        (iii)   pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

        (iv)    establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $663,151 for the fiscal year ended March 31, 2016 and $13,760 for the fiscal year ended March 31, 2015.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Members of the Audit Committee are: Mary C. Choksi, J. Michael Luttig, Larry D. Thompson and John B. Wilson.

Item 6. Schedule of Investments.          N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End

Management Investment Companies.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's investment manager, Franklin Advisers, Inc., in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager.

The investment manager has delegated its administrative duties with respect to the voting of proxies for securities to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the investment manager’s instructions and/or policies. The investment manager votes proxies solely in the best interests of the Fund and its shareholders.

To assist it in analyzing proxies of equity securities, the investment manager subscribes to Institutional Shareholder Services, Inc. (ISS), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, vote execution services,  ballot reconciliation services, recordkeeping and vote disclosure services. In addition, the investment manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Also, the investment manager has a supplemental subscription to Egan-Jones Proxy Services (Egan-Jones), an unaffiliated third party proxy advisory firm, to receive analyses and vote recommendations. Although  analyses provided by ISS, Glass Lewis, Egan-Jones, and/or another independent third party proxy service provider (each a “Proxy Service”) are thoroughly reviewed and considered in making a final voting decision, the investment manager does not consider recommendations from a Proxy Service or any third party to be determinative of the investment manager's ultimate decision.  Rather, the investment manager exercises its independent judgment in making voting decisions. As a matter of policy, the officers, directors/trustees and employees of the investment manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the best interests of the investment manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker-dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service; or send the proxy directly to the Fund's board or a committee of the board with the investment manager's recommendation regarding the vote for approval.

Where a material conflict of interest has been identified, but the items on which the investment manager’s vote recommendations differ from a Proxy Service relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the investment manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the investment manager rather than sending the proxy directly to the Fund's board or a board committee for approval.

To avoid certain potential conflicts of interest, the investment manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d) (1) (E), (F), or (G) of the 1940 Act, the rules thereunder, or pursuant to a SEC exemptive order thereunder; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the underlying fund’s shares.

The recommendation of management on any issue is a factor that the investment manager considers in determining how proxies should be voted. However, the investment manager does not consider recommendations from management to be determinative of the investment manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the investment manager will not support the position of the company's management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Engagement with issuers. The investment manager believes that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The investment manager may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The investment manager may also engage with management on a range of environmental, social or corporate governance issues throughout the year.

Investment manager’s proxy voting policies and principles The investment manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the investment manager cannot anticipate all future situations. In all cases, each proxy and proposal (including both management and shareholder proposals) will be considered based on the relevant facts and circumstances on a case-by-case basis.

Board of directors.  The investment manager supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The investment manager supports boards with strong risk management oversight. The investment manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The investment manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the investment manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance. The investment manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the investment manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the investment manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents and/or shareholder nominees.

Ratification of auditors of portfolio companies. The investment manager will closely scrutinize the independence, role and performance of auditors. On a case-by-case basis, the investment manager will examine proposals relating to non-audit relationships and non-audit fees. The investment manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence. The investment manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management and director compensation. A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The investment manager believes that executive compensation should be directly linked to the performance of the company. The investment manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The investment manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The investment manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10 or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the investment manager will generally oppose “golden parachutes” that are considered to be excessive. The investment manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

The investment manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-takeover mechanisms and related issues. The investment manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the investment manager conducts an independent review of each anti-takeover proposal. On occasion, the investment manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests. The investment manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the investment manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The investment manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The investment manager generally supports “fair price” provisions and confidential voting. The investment manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to capital structure. The investment manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The investment manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The investment manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The investment manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The investment manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and corporate restructuring. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The investment manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental and social issues. The investment manager considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. Franklin Templeton’s “Responsible Investment Principles and Policies” describes the investment manager’s approach to consideration of environmental, social and governance issues within the investment manager’s processes and ownership practices.

In the investment manager’s experience, those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. As such, the investment manager will generally give management discretion with regard to environmental and social issues. However, in cases where management and the board have not demonstrated adequate efforts to mitigate material environmental or social risks, have engaged in inappropriate or illegal conduct, or have failed to adequately address current or emergent risks that threaten shareholder value, the investment manager may choose to support well-crafted shareholder proposals that serve to promote or protect shareholder value. This may include seeking appropriate disclosure regarding material environmental and social issues. The investment manager will review shareholder proposals on a case-by-case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

The investment manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the investment manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers.

Governance matters. The investment manager generally supports the right of shareholders to call special meetings and act by written consent. However, the investment manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

Proxy access. In cases where the investment manager is satisfied with company performance and the responsiveness of management, it will generally vote against shareholder proxy access proposals not supported by management. In other instances, the investment manager will consider such proposals on a case-by-case basis, taking into account factors such as the size of the company, ownership thresholds and holding periods, nomination limits (e.g., number of candidates that can be nominated), the intentions of the shareholder proponent, and shareholder base.

Global corporate governance. Many of the tenets discussed above are applied to the investment manager's proxy voting decisions for international investments. However, the investment manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the investment manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

The investment manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the investment manager may be unable to vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the investment manager votes a proxy or where the investment manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the investment manager held shares on the record date but has sold them prior to the meeting date; (vi) a proxy voting service is not offered by the custodian in the market; (vii) the investment manager believes it is not in the best interest of the Fund or its shareholders to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

In some foreign jurisdictions, even if the investment manager uses reasonable efforts to vote a proxy on behalf of the Fund, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the investment manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the investment manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the investment manager’s votes are not received, or properly tabulated, by an issuer or the issuer’s agent.

The investment manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the investment manager or its affiliates, determine to use its best efforts to recall any security on loan where the investment manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.

Procedures for meetings involving fixed income securities. From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the investment manager for each Fund involved. If the Proxy Group does not receive voting instructions from the investment manager, the Proxy Group will take no action on the event. The investment manager may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled “Proxy Procedures.”

The Proxy Group will monitor such meetings involving fixed income securities for conflicts of interest in accordance with these procedures for fixed income securities. If a fixed income issuer is flagged as a potential conflict of interest, the investment manager may nonetheless vote as it deems in the best interests of the Fund.  The investment manager will report such decisions on an annual basis to the Fund board as may be required.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954)527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of May 26, 2016 the portfolio managers of the Fund are as follows:

Roger A. Bayston, CFA, Christopher J. Molumphy, CFA, Glenn I. Voyles, CFA, Madeline Lam, Justin MA, CFA serve as the portfolio management team responsible for managing the Fund's portfolio investment. Each of them has experience managing Franklin mutual funds and private accounts.

Mr. Bayston has been a portfolio manager of the Fund since inception. He joined Franklin Templeton Investments in 1991.

Mr. Molumphy has been a portfolio manager of the Fund since inception. He joined Franklin Templeton Investments in 1988.

Mr. Voyles has been a portfolio manager of the Fund since 2006. He joined Franklin Templeton Investments in 1993.

Ms. Lam has been a portfolio manager of the Fund since 2013. She joined Franklin Templeton Investments in 1998.

Mr. Ma has been a portfolio manager of the Fund since 2013. He joined Franklin Templeton Investments in 2006.

CFA and Chartered Financial Analyst® are trademarks owned by CFA Institute.

(a)(2) This section reflects information about the portfolio managers as of the fiscal year ended March 31, 2016.

The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category:

Name	Number of Other Registered Investment Companies Managed	Assets of Other Registered Investment Companies Managed (x $1 million)	Number of Other Pooled Investment Vehicles Managed[1]	Assets of Other Pooled Investment Vehicles Managed (x $1 million)[1]	Number of Other Accounts Managed[1]	Assets of Other Accounts Managed (x $1 million)[1]
Roger A. Bayston	17	25,542.9	6	4,012.9	4[2]	2,736.2
Madeline Lam	2	4,374.7	2	405.4	N/A	0
Justin Ma	2	4,374.7	2	405.4	N/A	0
Christopher J. Molumphy	9	22,620.7	5	2,772.0	4	225.9
Glenn I. Voyles	3	4,706.3	5	2,766.8	12	1,403.4

1.  The various pooled investment vehicles and accounts listed are managed by a team of investment professionals.  Accordingly, the individual manager listed would not be solely responsible for managing such listed amounts.

2.  Mr. Bayston manages other accounts with $2,037.8 in assets with a performance fee. Assets of Other Pooled Investment Vehicles Managed are in thousandth.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts.  The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation (as noted in the chart above, if any).  This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

Conflicts.  The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.  Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund.  Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management.  As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest.  While the funds and the investment manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The investment manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation.  The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals.  Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package.  Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary  Each portfolio manager is paid a base salary.

Annual bonus  Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%).  The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager.  The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•         Investment performance.  Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team.  The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

•         Non-investment performance.  The more qualitative contributions of the portfolio manager to the investment manager’s business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.

•         Responsibilities.  The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

Additional long-term equity-based compensation  Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

Ownership of Fund shares.  The investment manager has a policy of encouraging portfolio managers to invest in the funds they manage.  Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager.  The following is the dollar range of Fund shares beneficially owned by each portfolio manager (such amounts may change from time to time):

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Roger A. Bayston	None
Madeline Lam	None
Justin Ma	None
Christopher J. Molumphy	None
Glenn I. Voyles	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.    N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN LIMITED DURATION INCOME TRUST

By /s/ Laura F. Fergerson

 Laura F. Fergerson

 Chief Executive Officer – Finance and Administration

 Date May 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Laura F. Fergerson

 Laura F. Fergerson

 Chief Executive Officer – Finance and Administration

  Date May 26, 2016

By /s/ Gaston Gardey

Gaston Gardey

Chief Financial Officer and Chief Accounting Officer

 Date May 26, 2016